SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005 (January 12, 2005)

PRIVATE BUSINESS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)

615-221-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Employment Agreement between J. Scott Craighead and Private Business, Inc.
Ex-99.1 Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On January 12, 2005, Private Business announced the resignation of Gerard M. Hayden, Jr. from his position as Chief Financial Officer of the Company.

     (c) On January 12, 2005, Private Business announced the appointment of J. Scott Craighead, age 33, as the new Chief Financial Officer of the Company. Mr. Craighead has served as the Vice President of Financial Management of Private Business since July 2002. Prior to joining the Company, Mr. Craighead served as an audit manager with Ernst & Young from March 2002 until July 2002. From December 1992 until March 2002, Mr. Craighead worked with Arthur Andersen and was serving as an audit manager upon his departure from Arthur Andersen. A press release dated January 12, 2005 describing Mr. Hayden’s resignation and Mr. Craighead’s appointment is attached as Exhibit 99.1, which press release is incorporated herein by reference.

     Mr. Craighead has also entered into an employment agreement with the Company. Pursuant to the employment agreement, Mr. Craighead will receive an annual base salary of $200,000 and incentive compensation of up to 50% of his base salary upon achievement of certain performance criteria to be established from time to time by management. The employment agreement establishes an at-will employment relationship that may be terminated by either party for any reason and at any time. If Private Business terminates Mr. Craighead’s employment without cause or if there is a change of control and Mr. Craighead’s employment is terminated within six months thereafter, he will be eligible to be paid six months severance pay at his base salary at the time of termination.

     In connection with Mr. Craighead’s appointment as Chief Financial Officer, Private Business, subject to ratification by the compensation committee of the board of directors, will grant to Mr. Craighead qualified stock options to acquire up to 50,000 shares of Private Business’s common stock at the market rate per share at the time of compensation committee approval. These options will vest based on company performance. The employment agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
10.1	Employment Agreement between J. Scott Craighead and Private Business, Inc.

99.1	Press Release dated January 12, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By:	/s/ Michael Berman
Name:	Michael Berman
Title:	General Counsel and Assistant Secretary

Date: January 14, 2005

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EXHIBIT INDEX

Number	Exhibit
10.1	Employment Agreement between J. Scott Craighead and Private Business, Inc.

99.1	Press Release dated January 12, 2005.

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